Exhibit 99.1 J.P. Morgan Industrials Conference – 2025

• • • • • • • • • • • • • • 2

3

1 2 3 4 5 4

✓ ✓ ➢ ➢ ➢ ➢ 5

6

✓ 7

➢ ➢ ➢ $2.0 $1.5 $1.0 $0.5 $0.0 8

$7.0 B COVID-Era Airbus Orders ✓ $3.0 B Boeing Orders ✓ ✓ ✓ ✓ $4.3 B Airbus Orders $2.7 B COVID-Era Boeing Orders ✓ ✓ ✓ ✓ ✓ ✓ 9

➢ ➢ Expected Aircraft Sales Operating 2 Cash Flow 10

11

12

Avg World GDP 2 Recession Period Contributing Factors Pax Traffic Growth 1 Growth Vietnam War War / Inflation 3.9% +7.4% 1969-1970 st 1 Oil Crisis Oil / Inflation / Currency 2.9% +5.7% 1973-1975 Oil & Inflation Oil / Inflation 1.4% +0.3% 1980-1982 Gulf War War / Banking Crisis / Credit Cycle 2.2% +7.4% 1990-1991 Asian Crisis Banking Crisis / Currency 3.4% +4.0% 1997-1999 9/11 Terrorism 2.0% -1.1% 2001 GFC Banking Crisis / Credit Cycle 1.7% +2.8% 2007-2009 COVID-19 Pandemic -3.3% -65.8% 2020 Average Recession PAX Growth (ex. Pandemic) +3.9% 13

➢ ➢ ➢ ➢ ➢ ➢ ➢ 14

Exhibit 99.1

J.P. Morgan Industrials Conference – 2025

AIR LEASE CORPORATION


AIR LEASE
CORPORATION

March 12, 2025

Forward Looking Statements

Statements in this presentation that are not historical facts are hereby identified as "forward-looking statements," including any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. We wish to caution you that our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors, including, but not limited to, the following:

- our inability to obtain additional capital on favorable terms, or at all, to acquire aircraft, service our debt obligations and refinance maturing debt obligations;
- increases in our cost of borrowing, decreases in our credit ratings, or changes in interest rates;
- our inability to generate sufficient returns on our aircraft investments through strategic aircraft acquisitions and profitable leasing;
- the failure of an aircraft or engine manufacturer to meet its contractual obligations to us, including or as a result of labor strikes, aviation supply chain constraints, manufacturing flaws or technical or other difficulties with aircraft or engines before or after delivery;
- our ability to recover losses related to aircraft detained in Russia, including through insurance claims and related litigation;
- obsolescence of, or changes in overall demand for, our aircraft;
- changes in the value of, and lease rates for, our aircraft, including as a result of aircraft oversupply, manufacturer production levels, our lessees' failure to maintain our aircraft, inflation, and other factors outside of our control;
- impaired financial condition and liquidity of our lessees, including due to lessee defaults and reorganizations, bankruptcies or similar proceedings;
- increased competition from other aircraft lessors;
- the failure by our lessees to adequately insure our aircraft or fulfill their contractual indemnity obligations to us, or the failure of such insurers to fulfill their contractual obligations;
- increased tariffs and other restrictions on trade;
- changes in the regulatory environment, including changes in tax laws and environmental regulations;
- other events affecting our business or the business of our lessees and aircraft manufacturers or their suppliers that are beyond our or their control, such as the threat or realization of epidemic diseases, natural disasters, terrorist attacks, war or armed hostilities between countries or non-state actors; and
- any additional factors discussed under "Part I — Item 1A. Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2024, and other Securities and Exchange Commission ("SEC") filings, including future SEC filings.

We also refer you to the documents the Company files from time to time with the Securities and Exchange Commission ("SEC"), specifically the Company's Annual Report on Form 10-K for the year ended December 31, 2024, which contains and identifies important factors that could cause the actual results for the Company on a consolidated basis to differ materially from expectations and any subsequent documents the Company files with the SEC. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we do not intend and undertake no obligation to update any forward-looking information to reflect actual results or events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. If any such risks or uncertainties develop, our business, results of operation and financial condition could be adversely affected.

The Company has an effective registration statement (including a prospectus) with the SEC. Before you invest in any offering of the Company's securities, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and any such offering. You may obtain copies of the Company's most recent Annual Report on Form 10-K and the other documents it files with the SEC for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company will arrange to send such information if you request it by contacting Air Lease Corporation, General Counsel and Secretary, 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, (310) 553-0555.

The Company routinely posts information that may be important to investors in the "Investors" section of the Company's website at www.airleasecorp.com. Investors and potential investors are encouraged to consult the Company's website regularly for important information about the Company. The information contained on, or that may be accessed through, the Company's website is not incorporated by reference into, and is not a part of, this presentation.

In addition to financial results prepared in accordance with U.S. generally accepted accounting principles, or GAAP, this presentation contains certain non-GAAP financial measures. Management believes that in addition to using GAAP results in evaluating our business, it can also be useful to measure results using certain non-GAAP financial measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial results set forth in the Appendix section.

ALC: A Global Leader in Aviation

Air Lease is a $50+ billion aircraft leasing platform

$32 Billion	**$17 Billion**	**818 Aircraft**	**$30 Billion**	**$8.1 Billion**	**$30 Billion**	**$1.7 Billion**
Total Assets	Aircraft on Order[1]	Owned, Managed & On Order	Committed Rentals[2]	Liquidity[3]	Unencumbered Assets[4]	Cash Flow from Operations

Young Fleet
4.6 Years
Avg fleet age, one of the youngest in the industry – reduces residual value risk

100.0%
Aircraft Utilization Rate YTD in 2024

Strong Placements
100%
Expected orderbook deliveries through 2026 on long-term leases[5]

97%
Unsecured debt

79%
Fixed rate debt

S&P	Fitch	Kroll
BBB	BBB	A-
Stable	*Stable*	*Stable*

All information per ALC public filings as of December 31, 2024. $50+ billion leasing platform consists of $32.2 billion in assets, $17.1 billion in commitments to acquire aircraft, in addition to managed aircraft. [1]As of December 31, 2024, we had commitments to purchase 269 aircraft from Boeing and Airbus for delivery through 2029, with an estimated aggregate commitment of $17.1 billion. [2] Includes $18.3 billion in contracted minimum rental payments on the aircraft in our existing fleet and $11.2 billion in minimum future rental payments related to aircraft which will be delivered during the remainder of 2024 through 2028. [3]Available liquidity of $8.1 billion is comprised of unrestricted cash of $0.5 billion and available borrowing capacity under our committed unsecured revolving credit facility of $7.6 billion, as of December 31, 2024. [4]Comprised of unrestricted cash plus unencumbered flight equipment (calculated as flight equipment subject to operating leases net of accumulated depreciation, less net book value of aircraft pledged as collateral) plus deposits on flight equipment purchases plus certain other assets.. [5]We have placed 100% and 85% of our expected orderbook on long-term leases for aircraft delivering through the end of 2026 and 2027, respectively, and have placed approximately 62% of our entire orderbook delivering through 2029.

Key Themes for 2025



1. **ALC Expects Steady Expansion of its Portfolio Yield**
2. **ALC Believes Strong Sales Margins Reflects Value of its Fleet**
3. **ALC Believes Fleet and Orderbook Has Significant Embedded Value**
4. **ALC Expecting Increased Capital Flexibility**
5. **Air Travel Demand is Highly Resilient; Strong Market Preference for New Aircraft**

ALC Expects Continued Strength in the Leasing Market

✓ ALC is expecting improving lease yields for both new aircraft placements and lease extensions

✓ Lease rate market continues to benefit from the supply/demand imbalance in the aircraft market, which we expect will persist for the next 3-4 years

New Deliveries	➢ Q4 2024 new aircraft deliveries represented the highest delivery yield in a quarter in over four years ➢ We expect ALC's portfolio yield to continue to benefit as we take delivery of our orderbook aircraft over the next several years
Extensions	➢ During Q4 2024, ALC executed lease extensions for 23 aircraft which had, on average, higher lease rates as compared to the prior lease ➢ In Q1 2025, we noted particular strength in the widebody market. Lease extension rates on widebody aircraft were largely in-line with prior rates and at significantly higher levels than appraiser market lease rates

ALC's Portfolio Yield Expected to Improve due to the Roll-off of COVID-era Leases

2024 Portfolio Breakdown by Yield

2026 Portfolio Breakdown by Yield[1]


High
Low
Mid
High
Low
Mid

Over the next two years, ALC portfolio yield will benefit, in part, from ~$5 B of existing low yield aircraft rolling off or seasoning

AIR LEASE CORPORATION

(1) 2026 fleet metrics include management assumptions for aircraft deliveries, sales and follow-on leases terms, which are subject to change

ALC Expects Steady Expansion of its Portfolio Yield

✓ ALC expects portfolio yield to benefit from the following factors partially offset by sales of current generation technology aircraft, which have higher yields

Increasing Yield on New Deliveries & Extensions + **Roll-off of COVID-era Leases** + **Natural Seasoning of the Portfolio**

150-200 bps Improvement in Portfolio Yield Expected Over the Next Four Years

ALC Believes Strong Sales Margin Reflects Value of ALC Fleet

- Over the last several years, ALC has been able to successfully capitalize on the aircraft supply/demand imbalance through its sales program
- Through these efforts and deliveries of new aircraft, ALC's fleet is now comprised of over 80% next generation aircraft
- Over the last three years, ALC has consistently outperformed its historical gain on sale margin[1] of 8-10%, with an average gain on sale margin of 11.4%. We continued this outperformance in Q4'24 with a gain on sales margin of 14%, which we believe, further demonstrates the embedded value of our fleet

ALC Aircraft Annual Sales Volume



$0.3 B
$1.5 B
$1.7 B
$1.5 B
Pipeline:
$1.1 B
2022
2023
2024
2025 Expected 2

(1) Defined as GAAP gain divided by book value at time of sale.

(2) We currently expect to sell approximately $1.5 billion in aircraft in 2025. As of February 13, 2025, we had $1.1 billion of aircraft in our sales pipeline, which includes $951.2 million of aircraft classified as flight equipment held for sale as of December 31, 2024 and $177.7 million of aircraft subject to letters of intent. While our management's historical experience is that non-binding letters of intent for aircraft sales generally lead to binding contracts, we cannot be certain that we will ultimately execute binding sales agreements for all or any of the aircraft subject to letters of intent or predict the timing of closing for any such aircraft sales

AIR LEASE CORPORATION

Demonstrating the Value of ALC's Orderbook

Breakdown of ALC's $17.1 billion Orderbook[1]



$7.0 B COVID-Era Airbus Orders
- ✓ COVID-era Pricing
- ✓ A321neo Volume Order

$3.0 B Boeing Orders
- ✓ 787 Volume Order
- ✓ 737 MAX Volume Order
- ✓ 787-10 Launch Customer

$4.3 B Airbus Orders
- ✓ A321neo LR Launch Customer
- ✓ A321 XLR Launch Customer
- ✓ A220 HGW Re-launch Customer

$2.7 B COVID-Era Boeing Orders
- ✓ COVID-era Pricing
- ✓ 787 Volume Order
- ✓ 737 MAX Volume Order

ALC has strategically built its orderbook exercising price discipline designed to create long-term value for shareholders

AIR LEASE CORPORATION

[1] As of 12/31/24

ALC Expects to Enter a Period of Greater Capital Flexibility

- ALC expects to be able to largely self-fund its 2025 deliveries with its Operating Cash Flow and aircraft sales proceeds
- ALC anticipates reaching its leverage target[1] of 2.5x by the end of 2025

2025 Capex vs. Operating Cash Flow + Sales


$3.0 - $3.5 B
$3.2 B
$1.5 B
Expected Aircraft Sales
$1.7 B
Operating Cash Flow[2]
ALC Capex Guidance
Cash In-Flows

ALC Net Debt-to-Equity


2.62x
2.50x
2024A
2025E

Upon reaching its leverage target, ALC will consider the full range of capital allocation options (share buyback, new orders, M&A, etc.)

AIR LEASE CORPORATION

(1) Leverage ratio is net debt divided by stockholders' equity, in each case determined by GAAP. Net debt is total debt less unrestricted cash.
(2) Based on 2024 Operating Cash Flow.

Secular Tailwinds Remain in Place to Drive Long-Term Demand



Growing Middle Class



Airfare Affordability Continues to Drive Demand



Experiences vs. Goods

Consumer Spending Habits


AIRCRAFT LEASING

Lease Demand Increasing

AIR LEASE CORPORATION

Passenger Traffic Continues to Expand Back Above Long-Term Growth Trend Line

Global RPKs Expected to Reach Record Highs for 2024, Exceeding Long-Term Trend



Gulf Crisis
Asian Crisis
9/11
SARS
Global Financial Crisis
COVID Pandemic
1 Global pandemic
4 Recessions
2 Financial crises
2 Gulf wars
1 Oil shock
1 Near pandemic (SARS)
9/11 Attack
5% CAGR Trendline
0
1
2
3
4
5
6
7
8
9
10
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024F

Source: ICAO, IATA forecast data available through November 2024

Passenger Traffic has Proven to be Highly Resilient to Economic "Shocks"

Recession Period	Contributing Factors	Avg World GDP Growth[1]	Pax Traffic Growth[2]
Vietnam War 1969-1970	War / Inflation	3.9%	+7.4%
1st Oil Crisis 1973-1975	Oil / Inflation / Currency	2.9%	+5.7%
Oil & Inflation 1980-1982	Oil / Inflation	1.4%	+0.3%
Gulf War 1990-1991	War / Banking Crisis / Credit Cycle	2.2%	+7.4%
Asian Crisis 1997-1999	Banking Crisis / Currency	3.4%	+4.0%
9/11 2001	Terrorism	2.0%	-1.1%
GFC 2007-2009	Banking Crisis / Credit Cycle	1.7%	+2.8%
COVID-19 2020	Pandemic	-3.3%	-65.8%
Average Recession PAX Growth (ex. Pandemic)			+3.9%

+3.9% pax traffic growth equates to 350 million[3]+ additional passengers in a year

AIR LEASE CORPORATION

1 World Bank Data, July 2022
2 ICAO Air Transportation Data
3. Based on 2024 passenger traffic per Airports Council International

Key Takeaways

- ALC expects to see continued strength in the leasing market driven by the supply demand imbalance of aircraft
- ALC expects to see its lease yield improving by 150-200 bps over the next four years
- ALC's fleet value has also increased as a function of the supply/demand imbalance as evidenced through our sales activity
- Over the next several years, ALC expects to continue to benefit from its attractively priced $17 billion orderbook
- Through our largely self-funded orderbook for 2025 we expect to reach our target debt-to-equity ratio of 2.5x by the end of the year, which should result in increased capital flexibility
- Upon reaching our leverage target, ALC will evaluate the full range of capital allocation options to maximize shareholder return including share buybacks, new aircraft orders, M&A, etc.
- ALC continues to believe in the resiliency of air travel and the fundamental need for aircraft. Despite the volatility in airline performance, we believe new-aircraft lessors are positioned well given the inherent benefits of next generation aircraft


AIR LEASE
CORPORATION
AIR LEASE
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